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                                                                    EXHIBIT 32.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Open Solutions Inc. (the "Company") on Form 10-K for the fiscal period ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carl D. Blandino, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ CARL D. BLANDINO
                                  ----------------------------------------------
                                                Carl D. Blandino
                                  Senior Vice President, Chief Financial Officer
                                                  and Treasurer

March 16, 2005